          Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION FOR BLUEGREEN VACATIONS HOLDING CORPORATION

The unaudited pro forma consolidated financial statements set forth below have been derived from the historical annual and interim financial statements of Bluegreen Vacations Holding Corporation (formerly BBX Capital Corporation) (“BVH”), including BVH’s unaudited statement of financial condition as of June 30, 2020 and unaudited statement of operations for the six months ended June 30, 2020, which are included in BVH’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the SEC on August 10, 2020 (the “BVH June 2020 10-Q”), and BVH’s audited statement of operations for the year ended December 31, 2019, which is included in BVH’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 13, 2020 (the “BVH 2020 10-K”).   The unaudited pro forma consolidated financial statements should be read in conjunction with BVH’s historical financial statements, accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the BVH June 2020 10-Q and the BVH 2020 10-K.

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 give effect to BVH’s Spin-Off of BBX Capital, Inc. (formerly BBX Capital Florida LLC) (“New BBX Capital”), as described in the accompanying Current Report on Form 8-K, and the related transactions set forth below as if they had occurred on January 1, 2019. The unaudited pro forma statement of financial condition as of June 30, 2020 gives effect to the Spin-Off and the related transactions set forth below as if they had occurred on June 30, 2020.

The unaudited pro forma consolidated financial statements give effect to the Spin-Off Adjustments as well as the following Transaction Adjustments:

•	the $75 million promissory issued by BVH in favor of New BBX Capital in connection with the Spin-Off;

•	the one-for-five reverse split of BVH’s Class A Common Stock and Class B Common Stock effected on July 22, 2020; and

•

the recognition of compensation expense related to the acceleration in August 2020 in contemplation of the Spin-Off of the vesting of restricted stock awards previously granted to BVH’s executives (for which unrecognized compensation expenses were $19.8 million as of June 30, 2020) and a total of approximately $19.5 million in cash paid to BVH’s executives for 2020 services and the payout of cash to settle BVH’s long-term incentive program for 2020 (which, in previous years, was generally paid primarily in stock awards).

In the opinion of BVH’s management, the unaudited pro forma consolidated financial statements reflect adjustments necessary to present fairly BVH’s pro forma results and financial position as of and for the periods indicated. The Spin-Off Adjustments and Transaction Adjustments reflected in the unaudited pro forma consolidated financial statements are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and directly attributable to New BBX Capital’s separation from BVH.

The unaudited pro forma consolidated financial statements are for illustrative and informational purposes only and are not intended to represent what BVH’s results of operations or financial position would have been had the Spin-Off and related transactions occurred on the dates assumed. The unaudited pro forma consolidated financial statements also should not be considered indicative of BVH’s future results of operations or financial position following the Spin-Off.

Prior to the Spin-Off, BVH provided many corporate functions on New BBX Capital’s behalf, including executive services, treasury, tax, accounting, legal, internal audit, human resources, public and investor relations, general management, shared information technology systems, corporate governance activities, and centrally managed employee benefit arrangements. In addition to the adjustments described above, the Transaction Adjustments in the unaudited pro forma consolidated financial statements includes an allocation to New BBX Capital of these expenses incurred by BVH. The expense allocation is (i) based on the allocation methodology used to prepare the carve-out financial statements of New BBX Capital included in the Information Statement, dated August 27, 2020 (the “Information Statement”), which forms a part of New BBX Capital’s Registration Statement on Form 10, as amended, filed by New BBX Capital with the SEC and (ii) considered to be a reasonable estimate of the costs of services provided to New BBX Capital by BVH during the periods presented. However, the allocation may not reflect BVH’s actual expenses following the Spin-Off or the actual costs to be incurred by New BBX Capital following the Spin-Off, which may be impacted by multiple factors, including the organizational structure and strategic direction of the companies in the future.

Costs related to the Spin-Off prior to its completion were borne by BVH. These costs included,  without limitation, the compensation expense related to the acceleration in August 2020 in contemplation of the Spin-Off of the vesting of restricted stock awards previously granted to BVH’s executives (for which unrecognized compensation expenses were $19.8 million as of June 30, 2020) and the cash payments to BVH’s executive officers for 2020 services and to settle BVH’s long-term incentive program for 2020 (which, in previous years, was generally paid primarily in stock awards). Accordingly, these costs are reflected in BVH’s unaudited pro forma consolidated statements of operations below.

BVH and Subsidiaries

Unaudited Consolidated Statements of Operations and Comprehensive Income

For the Six Months Ended June 30, 2020

(In thousands, except per share data)

	BVH Historical (A)	Spin-Off Adjustments (B)	Transaction Adjustments		BVH Pro Forma
Revenues:
Sales of VOIs	$54,182	—	—		54,182
Fee-based sales commissions	42,500	—	—		42,500
Other fee-based services	55,727	—	—		55,727
Cost reimbursements	30,970	—	—		30,970
Trade sales	63,920	(63,920)	—		—
Sales of real estate inventory	9,278	(9,278)	—		—
Interest income	40,815	(197)	—		40,618
Net losses on sales of real estate assets	(34)	34	—		—
Other revenue	1,047	(1,051)	—		(4)

Total revenues	298,405	(74,412)	—		223,993

Costs and Expenses:
Cost of VOIs sold	5,137	—	—		5,137
Cost of other fee-based services	40,246	—	—		40,246
Cost reimbursements	30,970	—	—		30,970
Cost of trade sales	52,157	(52,157)	—		—
Cost of real estate inventory sold	6,106	(6,106)	—		—
Interest expense	19,335	121	2,250	(C)	21,706
Recoveries from loan losses, net	(5,037)	5,037	—		—
Impairment losses	31,588	(31,588)	—		—
Selling, general and administrative expenses	187,180	(26,875)	(7,927	)(D)	152,378

Total costs and expenses	367,682	(111,568)	(5,677)		250,437

Equity in net earnings of unconsolidated real estate joint ventures	696	(696)	—		—
Other income	640	(111)	—		529
Foreign exchange gain	272	(272)	—		—

Loss before income taxes	(67,669)	36,077	5,677		(25,915)
Benefit for income taxes	203	1,677	(367	)(E)	1,513

Net loss	(67,466)	37,754	5,310		(24,402)
Less: Net (loss) income attributable to noncontrolling interests	(3,356)	4,312	—		956

Net loss attributable to shareholders	$(64,110)	33,442	5,310		(25,358)

Basic loss per share	$(3.33)				(1.32)

Diluted loss per share	$(3.33)				(1.32)

Basic weighted average number of common shares outstanding	19,261				19,261

Diluted weighted average number of common and common equivalent shares outstanding	19,261				19,261

Net loss	$(67,466)	37,754	5,310		(24,402)
Other comprehensive loss, net of tax:
Unrealized lossgain on securities available for sale	4	(4)	—		—
Foreign currency translation adjustments	(355)	355	—		—

Other comprehensive loss, net	(351)	351	—	—

Comprehensive loss, net of tax	(67,817)	38,105	5,310	(24,402)
Less: Comprehensive (loss) income attributable to noncontrolling interests	(3,356)	4,312	—	956

Comprehensive loss attributable to shareholders	$(64,461)	33,793	5,310	(25,358)

(A)	Historical amounts as reported by BVH in the BVH June 2020 10-Q.
(B)	Reflects the disposal of New BBX Capital’s operations as if the Spin-Off had occurred on January 1, 2019.
(C)

Represents interest expense on the $75.0 million promissory note issued by BVH in favor of New BBX Capital. Subject to the terms of the note described in the accompanying Current Report on Form 8-K, amounts outstanding will bear interest at a rate of 6.0% per annum.

(D)

Represents the estimated cost of services provided to New BBX Capital by BVH based on the expense allocation methodology used to prepare the carve-out financial statements of New BBX Capital included in the Information Statement, as described above.

(E)

Represents income before income taxes reduced by net income attributable to noncontrolling interest taxed as partnerships multiplied by BVH’s estimated annual effective income tax rate of approximately 6.5% for the six months ended June 30, 2020. The annual effective income tax rate was limited during the six months ended June 30, 2020 to the amount that would be recognized if the year-to-date loss was the loss for the full year ending December 31, 2020.

BVH and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income

For the Year Ended December 31, 2019

(In thousands, except per share data)

	BVH Historical (A)	Spin-Off Adjustments (B)	Transaction Adjustments		BVH Pro Forma
Revenues:
Sales of VOIs	$255,375	—	—		255,375
Fee-based sales commissions	207,832	—	—		207,832
Other fee-based services	125,244	—	—		125,244
Cost reimbursements	63,889	—	—		63,889
Trade sales	186,337	(186,337)	—		—
Sales of real estate inventory	5,049	(5,049)	—		—
Interest income	86,326	(899)	—		85,427
Net gains on sales of real estate assets	13,616	(13,616)	—		—
Other revenue	3,203	(3,136)	—		67

Total revenues	946,871	(209,037)	—		737,834

Costs and Expenses:
Cost of VOIs sold	21,845	—	—		21,845
Cost of other fee-based services	86,940	—	—		86,940
Cost reimbursements	63,889	—	—		63,889
Cost of trade sales	127,720	(127,720)	—		—
Cost of real estate inventory sold	2,643	(2,643)	—		—
Interest expense	45,782	(418)	4,500	(C)	49,864
Recoveries from loan losses, net	(5,428)	5,428	—		—
Impairment losses	6,938	(6,938)	—		—
Selling, general and administrative expenses	585,686	(74,659)	7,956	(D)	518,983

Total costs and expenses	936,015	(206,950)	12,456		741,521

Equity in net earnings of unconsolidated real estate joint ventures	37,898	(37,898)	—		—
Other income	82	(674)	—		(592)
Foreign exchange loss	(75)	75	—		—

Income (loss) before income taxes	48,761	(40,584)	(12,456)		(4,279)
Provision for income taxes	(16,658)	9,755	(2,608	)(E)	(9,511)

Net income (loss)	32,103	(30,829)	(15,064)		(13,790)
Less: Net income attributable to noncontrolling interests	14,412	(224)	—		14,188

Net income (loss) attributable to shareholders	$17,691	(30,605)	(15,064)		(27,978)

Basic earnings (loss) per share	$0.19				(1.45)

Diluted earnings (loss) per share	$0.19				(1.45)

Basic weighted average number of common shares outstanding	92,628	—	(73,352	)(F)	19,276

Diluted weighted average number of common and common equivalent shares outstanding	93,654	—	(74,378	)(F)	19,276

Net income (loss)	$32,103	(30,829)	(15,064)		(13,790)
Other comprehensive income, net of tax:
Unrealized gain loss on securities available for sale	52	(52)	—		—
Foreign currency translation adjustments	287	(287)	—		—

Other comprehensive income, net	339	(339)	—	—

Comprehensive income (loss), net of tax	32,442	(31,168)	(15,064)	(13,790)
Less: Comprehensive income attributable to noncontrolling interests	14,412	(224)	—	14,188

Comprehensive income (loss) attributable to shareholders	$18,030	(30,944)	(15,064)	(27,978)

(A)	Historical amounts as reported by BVH in the BVH 2020 10-K.
(B)	Reflects the disposal of New BBX Capital’s operations as if the Spin-Off had occurred on January 1, 2019.
(C)

Represents interest expense on the $75.0 million promissory note issued by BVH in favor of New BBX Capital. Subject to the terms of the note described in the accompanying Current Report on Form 8-K, amounts outstanding will bear interest at a rate of 6.0% per annum.

(D)

Represents compensation expense recognized in connection with the Spin-Off as if the expenses had been recognized on January 1, 2019, including $14.9 million of unrecognized share based compensation costs as of January 1, 2019 associated with the accelerated vesting of restricted stock awards and the $14.1 million cash settlement of BVH’s long-term incentive plan (which was historically paid primarily in restricted stock awards) for 2020, partially offset by the allocation of $21.0 million of expenses to New BBX Capital as the estimated cost of services provided to New BBX Capital by BVH based on the expense allocation methodology used to prepare the carve-out financial statements of New BBX Capital included in the Information Statement, as described above.

(E)

Represents income before income taxes reduced by net income attributable to noncontrolling interest taxed as partnerships and adjusted for permanent differences multiplied by the statutory income tax rate of approximately 24% for the year ended December 31, 2019.

(F)

The amounts represent the adjustment to the historical weighted average basic and diluted common shares outstanding for the one-for-five reverse split of BVH’s Class A Common Stock and Class B Common Stock effected on July 22, 2020 and the accelerated vesting of outstanding restricted stock awards as of January 1, 2019 (or when the restricted stock awards were granted if the grant date for the applicable award was subsequent to January 1, 2019).

BVH and Subsidiaries

Unaudited Consolidated Statement of Financial Condition

As of June 30, 2020

(In thousands, except share data)

	BVH Historical (A)	Spin-Off Adjustments (B)	Transaction Adjustments		BVH Pro Forma
ASSETS
Cash and cash equivalents	$348,045	(96,537)	(20,224	)(C)	231,284
Restricted cash	25,459	(529)	—		24,930
Notes receivable, net	404,232	—	—		404,232
Trade inventory	20,501	(20,501)	—		—
Vacation ownership interest (“VOI”) inventory	350,270	—	—		350,270
Real estate	63,897	(63,897)	—		—
Investments in unconsolidated real estate joint ventures	63,775	(63,775)	—		—
Property and equipment, net	125,260	(28,990)	—		96,270
Goodwill	14,864	(14,864)	—		—
Intangible assets, net	67,865	(6,392)	—		61,473
Operating lease assets	101,135	(79,853)	—		21,282
Other assets	86,034	(28,383)	—		57,651

Total assets	1,671,337	(403,721)	(20,224)		1,247,392

LIABILITIES AND EQUITY
Liabilities:
Accounts payable	23,837	(9,911)	—		13,926
Deferred income	13,813	(30)	—		13,783
Escrow deposits	6,180	—	—		6,180
Other liabilities	92,729	(20,413)	(3,728	)(D)	68,588
Receivable-backed notes payable— recourse	74,599	—	—		74,599
Receivable-backed notes payable— non-recourse (in VIEs)	325,206	—	—		325,206
Notes payable and other borrowings	223,428	(41,520)	—		181,908
Junior subordinated debentures	137,703	—	—		137,703
Note payable to New BBX Capital	—	—	75,000	(E)	75,000
Operating lease liabilities	119,004	(96,119)	—		22,885
Deferred income taxes	85,473	(1,876)	—		83,597

Total liabilities	1,101,972	(169,869)	71,272		1,003,375

Commitments and contingencies
Redeemable noncontrolling interest	1,759	(1,759)	—		—
Equity:
Preferred stock of $.01 par value; authorized 10,000,000 shares	—	—	—		—
Class A Common Stock of $.01 par value; authorized 30,000,000 shares;
issued and outstanding 15,132,730; 15,624,091 pro forma	151	—	5	(F)	156
Class B Common Stock of $.01 par value; authorized 4,000,000 shares ; issued and outstanding 3,164,908; 3,693,596 pro forma	32	—	5	(F)	37
Additional paid-in capital	158,015	—	(55,214	)(F)	102,801
Accumulated earnings	329,194	(230,168)	(36,292	)(G)	62,734
Accumulated other comprehensive income	1,203	(1,203)	—		—

Total shareholders’ equity	488,595	(231,371)	(91,496)		165,728
Noncontrolling interests	79,011	(722)	—		78,289

Total equity	567,606	(232,093)	(91,496)		244,017

Total liabilities and equity	$1,671,337	(403,721)	(20,224)		1,247,392

(A)	Historical amounts as reported by BVH in the BVH June 2020 10-Q.
(B)	Reflects the disposal of New BBX Capital’s assets and liabilities as if the Spin-Off had occurred on June 30, 2020.
(C)	Represents a cash payout to BVH’s executives in August 2020 for their 2020 bonuses and to settle BVH’s long-term incentive program for 2020.
(D)	Reflects the reversal of accrued executive incentive bonuses as of June 30, 2020 as a result of the cash payout described above.
(E)	Represents the $75.0 million promissory note issued by BVH in favor of New BBX Capital in connection with the Spin-Off.
(F)

Reflects the impact of the accelerated vesting of restricted stock awards and, with respect to additional paid-in capital, the $75.0 million promissory note issued by BVH in favor of New BBX Capital in connection with the Spin-Off.

(G)	Reflects executive compensation expense associated with the accelerated vesting of restricted stock awards and the payout of cash amounts, as described above.